                                                                   EXHIBIT 10.25


                              EMPLOYMENT AGREEMENT


       THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into effective as of January 2, 1998, by and between Thomas Group, Inc., a Delaware corporation (the "Company") and Philip R. Thomas, an individual residing in Dallas, Texas ("Mr. Thomas").

                                    RECITALS

WHEREAS, Mr. Thomas is currently the Chairman of the Board ("Chairman") and the Chief Executive Officer of the Company and an integral part of its management who participates in the decision-making process relative to short-and long-term planning and policy for the Company; and

WHEREAS, the Company has determined that it would be in the best interests of the Company and its stockholders to assure continuity in the management of the Company's operations by entering into an employment agreement to retain the services of Mr. Thomas; and

WHEREAS, the Company wishes to assure itself of the continued services of Mr. Thomas for the period herein provided, and Mr. Thomas is willing to be employed by the Company for such period, upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Mr. Thomas agree as follows:

1. Definitions. The defined terms used in this Agreement shall have the meanings ascribed to them in this Section 1.

1.1 Affiliate. "Affiliate" shall mean any corporation over which Mr. Thomas or the Company, as the case may be, can exercise effective management and control.

1.2 Board of Directors. "Board" or the "Board of Directors" shall mean the Board of Directors of the Company or any committee of the Board empowered to act or make decisions or determinations with respect to this Agreement.

1.3 Cause. "Cause" shall mean that as determined in good faith by the Board of Directors, Mr. Thomas has engaged in any act of misconduct which is materially injurious to the Company or its business.

1.4  Change in Control.  "Change in Control" shall mean:

(a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person" which, for purposes of this definition, excludes Mr. Thomas or any of his Affiliates) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares of common stock or other securities of the Company resulting in the beneficial ownership by such individual, entity or group of 40% or more of either (1) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); or

(b) if individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute more than 50% of the members of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) approval by the stockholders of the Company of a reorganization, merger or consolidation unless following such reorganization, merger or consolidation (1) more than 40% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation (the "Outstanding Survivor Common Stock"), and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors (the "Outstanding Survivor Voting Securities"), is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares of Outstanding Survivor Common Stock and Outstanding Survivor Voting Securities owned by the Company's stockholders, but not from the total number of shares of Outstanding Survivor Common Stock and Outstanding Survivor Voting Securities, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such Surviving Corporation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 40% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may
be) beneficially owns, directly or indirectly, 40% or more of, respectively, the shares of Outstanding Survivor Common Stock or Outstanding Survivor Voting Securities, and (3) more than 50% of the members of the board of directors of the Surviving Corporation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

(d) (1) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (2) the first to occur of (i) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (ii) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation with respect to which immediately thereafter (x) more than 40% of, respectively, the shares of Outstanding Survivor Common Stock and the Outstanding Survivor Voting Securities is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares of Outstanding Survivor Common Stock and Outstanding Survivor Voting Securities owned by the Company's stockholders, but not from the total number of shares of Outstanding Survivor Common Stock and Outstanding Survivor Voting Securities of the surviving corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (y) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 40% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 40% or more of, respectively, the shares of Outstanding Survivor Common Stock and Outstanding Survivor Voting Securities and (z) more than 50% of the members of the board of directors of the surviving corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

1.5  Code.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

1.6 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

1.7 Disability. "Disability" shall mean the inability of Mr. Thomas to perform his material managerial duties and responsibilities as contemplated under
Section 3 during the Term of Employment, as determined in accordance with
Section 6.1(e).

1.8 Good Reason. "Good Reason" shall mean Mr. Thomas' decision to terminate his employment under this Agreement if the Company or any successor thereto commits any material breach of this Agreement.

1.9 Term of Employment. "Term of Employment" shall mean the period of time commencing on the effective date of this Agreement and continuing until December 31, 2005, unless terminated earlier pursuant to the terms hereof.

2. Termination of Prior Agreements. The Company and Mr. Thomas hereby acknowledge and agree that this Agreement supersedes any prior agreements.

3. Employment. The Company employs Mr. Thomas and Mr. Thomas accepts employment by the Company as Chairman and Chief Executive Officer for the Term of Employment, on the terms and conditions and for the compensation hereinafter set forth. Subject to the authority of the Board of Directors, and in his capacity as Chief Executive Officer, Mr. Thomas shall have general management and control of the business and affairs of the Company in the ordinary course of its business, with all such powers with respect to such general management and control as may be reasonably incident to his responsibilities as its Chief Executive Officer. In his capacity as Chief Executive Officer, Mr. Thomas agrees to devote substantially all of his time and efforts to the business of the Company. Of his own accord or in concert with the Nominating, Corporate Governance and Compensation Committee of the Board of Directors (the "Committee"), Mr. Thomas may act solely in the capacity of Chairman (a non-officer position). It is contemplated that Mr. Thomas would remain as Chairman and Chief Executive Officer until December 31, 2000, at which time Mr. Thomas would become Chairman. In his capacity as Chairman only, Mr. Thomas agrees to devote one-half of his time and efforts to the business of the Company.

4. Compensation and Benefits During the Term of Employment.

4.1 Base Compensation. In his capacity as Chairman and Chief Executive Officer, Mr. Thomas shall receive base compensation in the amount of $600,000 annually. In his capacity as Chairman only, Mr. Thomas shall receive base compensation in the amount of $300,000 annually. Base compensation shall be reviewed annually by the Committee and adjusted as appropriate. Base compensation shall be paid in equal monthly installments by the Company to Mr. Thomas. No portion of base compensation may be advanced to Mr. Thomas prior to the time otherwise payable.

4.2  Incentive Compensation Arrangement.

(a) In further consideration of Mr. Thomas' performance of services under
Section 3 hereof, the Company agrees to compensate Mr. Thomas under the incentive compensation arrangement ("Incentive Compensation") set forth in
Section 4.2(b). Except as specifically provided herein, the computation of annual incentive compensation will be based upon the audited financial results of the Company.

(b) (1) General. Mr. Thomas' Incentive Compensation is equal to a percentage of the dollar value derived from a formula sharing ratio of the Company's revenues. In his capacity as Chairman and Chief Executive Officer, the percentage is 100%, and in his capacity as Chairman only, the percentage is 50%. The sharing ratio is based upon the Company's percentage increase in cumulative income before tax and incentive compensation ("IBTIC") for the current fiscal year compared to the Company's cumulative IBTIC for the prior fiscal year, and upon certain targeted levels of the Company's IBTIC. For purposes of determining IBTIC, incentive compensation includes the Incentive Compensation payable under this Agreement as well as any incentive compensation paid under a plan which includes Company officers.

(2) Incentive Compensation Calculation. The formula for determining incentive compensation is as follows: Incentive Compensation equals the product of the Company revenues for the applicable fiscal year multiplied by the income growth sharing ratio expressed as a percentage ("IGSR") for the fiscal year. The ISGR is determined with reference to the following table:

--------------------------------------------------------------------------------------------------------
                                                       SHARING RATIO (%)
                                                      IBTIC GROWTH RATE
--------------------------------------------------------------------------------------------------------
IBTIC AS % OF REVENUE                               STANDARD INCENTIVE
--------------------------------------------------------------------------------------------------------
                           <5%             5-9.99%          10-14.99%        15-24.99%         25-29.99%
--------------------------------------------------------------------------------------------------------
    4.0 - 8.99%            0.0              0.0               0.0              0.2               0.3
--------------------------------------------------------------------------------------------------------
   9.00 - 14.99%           0.3              0.4               0.5              0.6               0.7
--------------------------------------------------------------------------------------------------------
  15.00 - 19.25%           0.5              0.6               0.8              1.0               1.2
--------------------------------------------------------------------------------------------------------
    Over 19.25%            0.8              1.0               1.3              1.6               1.8
--------------------------------------------------------------------------------------------------------

(3) Partial Fiscal Years. The computations set forth in Section 4.2(b)(2) above shall be adjusted to take into account eligibility for partial fiscal years by computing them based upon the entire fiscal year and multiplying these results by the ratio of the number of days of such partial fiscal year to the number of days in the complete fiscal year.

(4) Payments. The Company shall pay the Incentive Compensation to Mr. Thomas within five business days after completion of the fiscal year-end audit of the Company's financial statements by the Company's certified public accountants. No portion of incentive compensation may be advanced to Mr. Thomas prior to the time otherwise payable.

4.3 Travel Costs and Business Expenses. The Company shall reimburse Mr. Thomas for all reasonable travel costs and other business expenses incurred by Mr. Thomas in connection with the Company's business and the performance of Mr. Thomas' duties under this Agreement, in keeping with past practice.

4.4 Automobile Expenses. The Company shall provide an annual automobile allowance of $23,400 to Mr. Thomas.

4.5 Memberships. During his tenure as Chief Executive Officer, the Company shall provide the following existing club memberships for Mr. Thomas: Petroleum Club, Las Colinas Country Club, Park Cities Club.

4.6 Office Services. The Company shall provide administrative assistance and secretarial services to Mr. Thomas consistent with past practices in the form of two executive assistants. Additionally, the Company shall provide office accommodations, at the Company's expense, in Dallas/Irving, Texas, and Ethel, Louisiana.

4.7  Option Grants.

(a) Grant A. Concurrently with the effective date of this Agreement, the Company has granted Mr. Thomas options to purchase 375,000 shares of Common Stock at an exercise price of $12.125 per share ("Grant A"). Vesting of Grant A options occurs as follows:

For fiscal 1998, the Company must achieve earnings per share ("EPS") of at least $1.30 *, and for fiscal 1999 and 2000, the Company must achieve at least a 15% compounded annual growth rate in EPS relative to the milestone of $1.30 * for fiscal 1998. Following is an illustration of the time and EPS hurdles, for vesting of Grant A.

GRANT A:  375,000 options, @ $12.125 per share, effective January 2, 1998.

----------------------------------------------------------------------------------------
             VESTING OF 125,000 OPTIONS OCCURS UPON MEETING BOTH HURDLES:
----------------------------------------------------------------------------------------
                  TIME HURDLE                                FULL YEAR 1998 EPS HURDLE
----------------------------------------------------------------------------------------
               December 31, 1998                                      $1.30 *
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
             VESTING OF 125,000 OPTIONS OCCURS UPON MEETING BOTH HURDLES:
----------------------------------------------------------------------------------------
                  TIME HURDLE                                FULL YEAR 1999 EPS HURDLE
----------------------------------------------------------------------------------------
               December 31, 1999                                       $1.49
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                  VESTING OF 125,000 OPTIONS OCCURS UPON MEETING BOTH HURDLES:
----------------------------------------------------------------------------------------
                  TIME HURDLE                                FULL YEAR 2000 EPS HURDLE
----------------------------------------------------------------------------------------
               December 31, 2000                                       $1.71
----------------------------------------------------------------------------------------

                   * [The $1.30 EPS figure has been estimated, based upon (1) the fiscal 1998 impact of the $2,314,000 write-off of capitalized software development costs and related goodwill in 4th quarter 1997, and (2) estimates of shares outstanding during each of the quarters of fiscal 1998. The EPS figure will change, to "revised plan EPS," in which event the subsequent EPS hurdles will also change (once only), to reflect the 15% compounded annual growth rate in EPS relative to the milestone for fiscal 1998. To calculate "revised plan EPS," reference will be made to (a) quarterly net income in the Company's 1998 plan, as adjusted for item (1) above, as well as (b) the actual share count (per FASB 128) for each quarter in fiscal 1998 as reported in the Company's SEC filings.]

(b) Grants B through F. Mr. Thomas may also earn additional option grants in subsequent years. The following describes the EPS hurdles for the grant of Grants B through F, and the time and EPS hurdles for the vesting of Grants B through F.

GRANT B: 125,000 options, @ then-current market price, granted upon completion of the audit for fiscal year 2000 (no later than March 15, 2001).

----------------------------------------------------------------------------------------
          GRANT OF 125,000 OPTIONS OCCURS UPON MEETING ONE HURDLE:
----------------------------------------------------------------------------------------
                               FULL YEAR 2000 EPS HURDLE
----------------------------------------------------------------------------------------
                                         $1.71
----------------------------------------------------------------------------------------

         Grant B options vest as follows:

----------------------------------------------------------------------------------------
             VESTING OF 125,000 OPTIONS OCCURS UPON MEETING BOTH HURDLES:
----------------------------------------------------------------------------------------
                  TIME HURDLE                                FULL YEAR 2001 EPS HURDLE
----------------------------------------------------------------------------------------
               December 31, 2001                                       $1.96
----------------------------------------------------------------------------------------

GRANT C: 125,000 options, @ then-current market price, granted upon completion of the audit for fiscal year 2001 (no later than March 15, 2002).

----------------------------------------------------------------------------------------
          GRANT OF 125,000 OPTIONS OCCURS UPON MEETING ONE HURDLE:
----------------------------------------------------------------------------------------
                               FULL YEAR 2001 EPS HURDLE
----------------------------------------------------------------------------------------
                                         $1.96
----------------------------------------------------------------------------------------

         Grant C options vest as follows:

----------------------------------------------------------------------------------------
             VESTING OF 125,000 OPTIONS OCCURS UPON MEETING BOTH HURDLES:
----------------------------------------------------------------------------------------
                  TIME HURDLE                                FULL YEAR 2002 EPS HURDLE
----------------------------------------------------------------------------------------
               December 31, 2002                                       $2.25
----------------------------------------------------------------------------------------

GRANT D: 125,000 options, @ then-current market price, granted upon completion of the audit for fiscal year 2002 (no later than March 15, 2003).

----------------------------------------------------------------------------------------
          GRANT OF 125,000 OPTIONS OCCURS UPON MEETING ONE HURDLE:
----------------------------------------------------------------------------------------
                               FULL YEAR 2002 EPS HURDLE
----------------------------------------------------------------------------------------
                                         $2.25
----------------------------------------------------------------------------------------

         Grant D options vest as follows:

----------------------------------------------------------------------------------------
             VESTING OF 125,000 OPTIONS OCCURS UPON MEETING BOTH HURDLES:
----------------------------------------------------------------------------------------
                  TIME HURDLE                                FULL YEAR 2003 EPS HURDLE
----------------------------------------------------------------------------------------
               December 31, 2003                                       $2.58
----------------------------------------------------------------------------------------

GRANT E: 125,000 options, @ then-current market price, granted upon completion of the audit for fiscal year 2003 (no later than March 15, 2004).

----------------------------------------------------------------------------------------
          GRANT OF 125,000 OPTIONS OCCURS UPON MEETING ONE HURDLE:
----------------------------------------------------------------------------------------
                               FULL YEAR 2003 EPS HURDLE
----------------------------------------------------------------------------------------
                                         $2.58
----------------------------------------------------------------------------------------

         Grant E options vest as follows:

---------------------------------------------------------------------------------------
             VESTING OF 125,000 OPTIONS OCCURS UPON MEETING BOTH HURDLES:
----------------------------------------------------------------------------------------
                  TIME HURDLE                                FULL YEAR 2004 EPS HURDLE
----------------------------------------------------------------------------------------
               December 31, 2004                                       $2.96
----------------------------------------------------------------------------------------

GRANT F: 125,000 options, @ then-current market price, granted upon completion of the audit for fiscal year 2004 (no later than March 15, 2005).

----------------------------------------------------------------------------------------
          GRANT OF 125,000 OPTIONS OCCURS UPON MEETING ONE HURDLE:
----------------------------------------------------------------------------------------
                               FULL YEAR 2004 EPS HURDLE
----------------------------------------------------------------------------------------
                                         $2.96
----------------------------------------------------------------------------------------

         Grant F options vest as follows:

----------------------------------------------------------------------------------------
             VESTING OF 125,000 OPTIONS OCCURS UPON MEETING BOTH HURDLES:
----------------------------------------------------------------------------------------
                  TIME HURDLE                                FULL YEAR 2005 EPS HURDLE
----------------------------------------------------------------------------------------
               December 31, 2005                                       $3.40
----------------------------------------------------------------------------------------

(c) Special Provisions. With respect to each of option grants A through F:

    o Vesting occurs when both (a) the time hurdle is met and (b) the EPS hurdle (for the full year) is met or exceeded. The determination whether an EPS hurdle has been met, will be made upon completion of the audit for the relevant year.

    o Options which have not vested in prior years, will vest upon achievement of the then-current hurdles for subsequent years. By way of example, if the 125,000 options which were to have vested upon (a) completion of the 1998 fiscal year and (b) the achievement of $1.30 EPS for fiscal year 1998, did not vest, then such options will vest if the then-current time and EPS hurdles are both met by the date on which the Company releases its earnings report for any of the fiscal years 1999 through 2005. In the foregoing example, if the 125,000 options which were to have vested upon the achievement of $1.30 EPS for fiscal year 1998, did not vest, then such options will vest if the $1.49 EPS hurdle is met for the full fiscal year 1999.

    o In a similar manner, options which were not granted in prior years, will be granted upon achievement of the then-current hurdles for subsequent years. By way of example, if the 125,000 options which were to have been granted upon (a) completion of the 2000 fiscal year and
         (b) the achievement of $1.71 EPS for fiscal year 2000, were not granted, then such options will be granted if the time hurdle and EPS hurdle are both met by the date on which the Company releases its earnings report for any of the fiscal years 2001 through 2005. In the foregoing example, if the 125,000 options which were to have been granted upon (a) completion of the 2000 fiscal year and (b) the achievement of $1.71 EPS for fiscal year 2000, were not granted, then such options will be granted if the $1.96 EPS hurdle is met for the full fiscal year 2001. Such grant will vest immediately.

    o Those options which have not vested as of the date on which the Company releases its earnings report for fiscal year 2005, are forfeited.

(d) Additional Discretionary Grants. In the discretion of the Board, the Company may award additional options to Mr. Thomas for exceptional performance.

(e) Exercise Price. The exercise price of all options granted hereunder shall be 100% of the fair market value of the Common Stock on the date of grant, determined as follows: the average of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is listed, or if not so listed, the average of the high and low prices of the Common stock on such date on the Nasdaq National Market System, or if not so quoted, the average of the bid and asked prices of the Common Stock on such date in such other market in which shares of Common Stock are regularly quoted, or if not so quoted, as established by the Board on such date.

(f) Window of Exercise. In the event Mr. Thomas' employment is terminated, by either of Mr. Thomas or the Company, all stock options granted hereunder shall remain exercisable for a period of three years following such termination.

4.8 401(k) Savings Plan and Insurance Benefit Plan Participation; No Other Bonus Plan Participation. Mr. Thomas shall be entitled to participate in the Company's 401(k) savings plan, subject to the terms and conditions of such plans. The Company also shall provide medical, disability and life insurance coverage to Mr. Thomas on the terms and conditions of each of the plans the Company maintains with respect thereto. Mr. Thomas shall not be entitled to participate in any other bonus arrangement instituted from time to time by the Company, unless approved in advance by the Board.

4.9 CEO Center Leases; Maintenance Equipment. The Company and Mr. Thomas are parties to certain leases covering real property located in Ethel, Louisiana, on which the CEO Center utilized by the Company is located. Such leases contemplate that Mr. Thomas may purchase the leasehold improvements. The Company agrees to amend such leases, such that Mr. Thomas may purchase the leasehold improvements at the lesser of book value or fair market value, at the end of the lease term or in the event the Company no longer makes use of the CEO Center for its business. Additionally, the Company agrees that Mr. Thomas may purchase the vehicles and equipment used in maintenance of the facility (such as trucks and mowers) at the lesser of book value or fair market value, at the end of the real property lease term or in the event the Company no longer makes use of the CEO Center for its business.

5. Term of the Agreement. The term of this Agreement, unless terminated sooner pursuant to Section 6, shall be for the Term of Employment.

6.  Termination.

6.1 Basis. Mr. Thomas' employment under this Agreement may be terminated as described in this Section 6.1. In the event that Mr. Thomas' employment is terminated in accordance with this Section 6.1, Mr. Thomas shall be entitled to receive the benefits described in Section 6.2 that correspond with the manner of such termination.

(a) Termination Without Cause. The Company may terminate Mr. Thomas' employment under this Agreement without Cause by written notice to Mr. Thomas to that effect. Unless otherwise specified in the notice, such termination shall be effective immediately.

(b) Termination For Cause. The Company may terminate the employment of Mr. Thomas under this Agreement for Cause by written notice to Mr. Thomas to that effect. Unless otherwise specified in the notice, such termination shall be effective immediately. Additionally, if Company revenues and EPS do not exceed the thresholds set forth in the following table for each of three consecutive fiscal years, then the employment of Mr. Thomas under this Agreement shall be terminated.

------------------------------------------------------------------------------------------------------------
YEAR             1998        1999       2000        2001        2002       2003        2004        2005
------------------------------------------------------------------------------------------------------------
FULL YEAR EPS
HURDLE           $1.30 *     $1.49      $1.71       $1.96       $2.25      $2.58       $2.96       $3.40
------------------------------------------------------------------------------------------------------------
FULL YEAR
REVENUES
HURDLE (IN
$MILLION)        $91.1       $104.8     $120.5      $138.6      $159.4     $183.4      $210.9      $242.5
------------------------------------------------------------------------------------------------------------

     Note: for purposes of the foregoing table, the EPS and revenues hurdles for fiscal years 1999 through 2005 reflect a compound growth rate of 15% per year.

         * [The $1.30 EPS figure has been estimated, based upon (1) the fiscal 1998 impact of the $2,314,000 write-off of capitalized software development costs and related goodwill in 4th quarter 1997, and (2) estimates of shares outstanding during each of the quarters of fiscal 1998. The EPS figure will change, to "revised plan EPS," in which event the subsequent EPS hurdles will also change (once only), to reflect the 15% compounded annual growth rate in EPS relative to the milestone for fiscal 1998. To calculate "revised plan EPS," reference will be made to (a) quarterly net income in the Company's 1998 plan, as adjusted for item (1) above, as well as (b) the actual share count (per FASB
128) for each quarter in fiscal 1998 as reported in the Company's SEC filings.]

(c) Good Reason. Upon the occurrence of an event constituting Good Reason as described in Section 1.10 hereof, Mr. Thomas may terminate his employment under this Agreement for Good Reason within 30 days thereafter upon written notice to the Company to that effect. If the effect of the occurrence of the event may be cured, the Company shall have the opportunity to cure any such effect for a period of 30 days following receipt of Mr. Thomas' termination notice. The right of Mr. Thomas to terminate his employment for Good Reason shall not limit the Company's ability to terminate Mr. Thomas for Cause, if Cause is determined to exist prior to the time Mr.
Thomas delivers his written notice of termination to the Company.

(d) Without Good Reason. Mr. Thomas may voluntarily terminate his employment under this Agreement without Good Reason, upon written notice to the Company to that effect.

(e) Disability. Mr. Thomas or the Company may terminate Mr. Thomas' employment by reason of Disability upon written notice to the other party to that effect. If the parties are unable to agree as to the existence of Disability or as to the date of commencement of Disability, each of Mr. Thomas and the Company shall select a physician licensed to practice medicine in the United States and the determination as to any such question shall be made by such physicians; provided, however, that if such two physicians are unable to agree, they shall mutually select a third physician licensed to practice medicine in the United States and the determination as to any such question shall be made by a majority of such physicians. Any determination made by physicians in accordance with the provisions of the immediately foregoing sentence shall be final and binding on the parties. Mr. Thomas agrees to submit to any and all reasonable medical examinations or procedures and to execute and deliver any and all consents to release of medical information and records or otherwise as shall be reasonably required by any of the physicians selected in accordance with this Section 6.1(e). Unless otherwise specified in the notice, such termination shall be effective immediately.

(f) Death. This Employment Agreement shall automatically terminate as of the date of Mr. Thomas' death during the Term of Employment.

(g) Change in Control. If a Change in Control occurs during the Term of Employment, the Company shall promptly give written notice to Mr. Thomas thereof. Following a Change in Control, Mr. Thomas shall be required to continue his employment under this Agreement for 90 days after the date of such Change in Control, unless his employment is terminated sooner by the

Company prior to the expiration of the applicable notice period. In the event that Mr. Thomas decides to resign or otherwise voluntarily terminate his employment following the occurrence of a Change in Control, Mr. Thomas may do so by giving written notice to the Company to that effect on or before 180 days after the occurrence of the Change in Control, which notice shall be effective on the later to occur of (i) 180 days after the occurrence of the Change in Control or (ii) 90 days after the date of such notice. If Mr. Thomas does not give such notice to the Company, this Agreement will remain in effect; provided, however, that the failure of Mr. Thomas to terminate this Agreement following a Change in Control shall not be deemed a waiver of Mr. Thomas' right to terminate his employment upon a subsequent occurrence of a Change in Control in accordance with the terms of this subsection.

6.2  Benefits Upon Termination.

(a) General. In the event Mr. Thomas' employment is terminated, by either of Mr. Thomas or the Company (other than by death), Mr. Thomas shall be entitled to the retirement benefits set forth on Exhibit I.

(b) Death. In the event Mr. Thomas' employment is terminated by reason of his death, the Company shall make payment of premiums to continue the medical and dental insurance coverage on Mr. Thomas' spouse as in effect at and as of the date of Mr. Thomas' death for the remainder of his spouse's life; provided, however, that nothing contained herein shall limit or diminish any rights of Mr. Thomas' estate or any other person to payments under any health, disability, pension or other benefit plan provided pursuant to Section 4.7, in each case in accordance with the terms thereof. If Mr. Thomas' employment is terminated by reason of his death, the benefits provided under this Section 6.2 shall be paid to the beneficiary or beneficiaries designated in writing by Mr. Thomas; however, if no such beneficiary designation is made by Mr. Thomas during his lifetime, the benefits under this Agreement shall be paid to his estate. By execution of this Agreement, Mr. Thomas hereby designates his spouse, Wayne Thomas, as the beneficiary.

(c) Termination for Cause; Termination without Good Reason. In the event the Company terminates the employment of Mr. Thomas under this Agreement for Cause as provided in Section 6.1(b), or in the event Mr. Thomas terminates his employment under this Agreement without Good Reason as provided in Section 6.1(d), then in either such event any unvested options held by Mr. Thomas do not vest.

(d) Change in Control. In the event Mr. Thomas' employment is terminated as provided in Section 6.1(g) following the occurrence of a Change in Control, in addition to the retirement benefits set forth on Exhibit I, Mr. Thomas shall be entitled to the following benefit:

A one-time cash payment calculated as 3.0 times Mr. Thomas' then-current full year base salary, less $100.00.

Additionally, in the event of a Change in Control, then all unmatured stock options outstanding shall thereupon automatically be accelerated, fully vested, and exercisable in full, including that portion of any option that had not yet become exercisable.

7.1 Non-Solicitation; Dispute Resolution.

(a) Definitions. The "Term of Prohibition" means the period beginning on the date of this Agreement and continuing for a period of three years following the termination of Mr. Thomas's employment with the Company for any reason whatsoever. The term "Competing Business" means any business enterprise which provides management consulting services to improve the cycle time of business processes of any organization.

(b) Permitted Activities; Prohibited Activities.

    (1) During the Term of Prohibition, Mr. Thomas will neither solicit nor employ any Company employee to engage in a Competing Business, nor solicit the business of any client of the Company or prospective client of the Company with respect to whom the Company has conducted an on-site macro-assessment.

    (2) Subject to the limitations in Section 7.1(b)(1) immediately above, Mr. Thomas may undertake activities in connection with the use of Total Cycle TimeTM methodology, including speeches on the subject of Total Cycle Time, for a fee or otherwise. Mr. Thomas may also serve as a finder for the Company per the standard form of written agreement for finders (a sample of which is attached as Exhibit II), and may serve as a TGI Licensee to personally render time-based management consulting services per the standard form of written agreement for such licensees (a sample of which is attached as Exhibit III). In the event Mr. Thomas is to serve as a TGI Licensee, the references in the standard form of written agreement to "TCT(R) programs having a potential revenue stream greater than $500,000 per 12-month period" shall be amended to read "TCT(R) programs having a potential revenue stream greater than $1,000,000 per 12-month period."

    (3) Notwithstanding the foregoing, in the event the Company terminates the employment of Mr. Thomas under this Agreement for Cause as provided in
         Section 6.1(b), or in the event Mr. Thomas terminates his employment under this Agreement without Good Reason as provided in Section 6.1(d), then in either such event and for a period of three years following such termination:

         o Mr. Thomas is prohibited from undertaking activities in connection with the use of Total Cycle Time methodology, and

         o Mr. Thomas is prohibited from serving as either a finder for the Company or as a TGI Licensee.

(c) Certain Acknowledgments. Mr. Thomas acknowledges that the scope of prohibited activities and the time duration of the Term of Prohibition are reasonable in nature and are no broader than are necessary to maintain the confidentiality and the goodwill associated with the Company's clients and services, to protect the Confidential Information, and to protect other legitimate business interests of the Company.

(d) Resolution of Certain Controversies. In the event of any controversy or claim arising out of or related to the provisions concerning the use and protection of Confidential Information, the prohibitions of Section 7.1, or the breach thereof, the parties agree that the Company may seek equitable and other relief. In the event of any controversy or claim arising out of or related to the other provisions of this Agreement, the parties agree first to try in good faith to settle the dispute by non-binding mediation administered by the American Arbitration Association under its Commercial Mediation Rules. In the event that mediation does not resolve the dispute, such dispute shall be settled exclusively by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association in Dallas, Texas, and judgment may be entered in any court having jurisdiction thereof.

7.2  Right to Work Product; Confidentiality.

(a) The Company and Mr. Thomas each acknowledge that performance of this Agreement may result in the discovery, creation or development of inventions, combinations, methods, formulae, techniques, processes, improvements, software designs, computer programs, strategies, specific computer-related know-how, course materials, seminar materials, computer models, customer lists, data and original works of authorship (collectively, the "Work Product"). Mr. Thomas agrees to promptly and fully disclose to the Company any and all Work Product generated, conceived, reduced to practice or learned by Mr. Thomas, either solely or jointly with others, during the Term of Employment, which in any way relates to the business of the Company. Mr. Thomas further agrees that neither Mr. Thomas, nor any party claiming through Mr. Thomas will, other than in the performance of this Agreement, make use of or disclose to others any proprietary information relating to the Work Product.

(b) Mr. Thomas agrees that, whether or not the services performed by Mr. Thomas under this Agreement are considered works made for hire or an employment to invent, all Work Product discovered, created or developed under this Agreement shall be and remain the sole property of the Company and its assigns. Except as specifically set forth in writing and signed by both the Company and Mr. Thomas, Mr. Thomas agrees that the Company shall have all copyright and patent rights with respect to any Work Product discovered, created, or developed under this Agreement, without regard to the origin of the Work Product.

(c) If and to the extent that Mr. Thomas may, under applicable law, be entitled to claim any ownership interest in the Work Product, Mr. Thomas hereby transfers, grants, conveys, assigns and relinquishes exclusively to the Company any and all right, title and interest he now has or may hereafter acquire in and to the Work Product under patent, copyright, trade secret and trademark law, in perpetuity or for the longest period otherwise permitted by law. Mr. Thomas further agrees to assist the Company in every reasonable way to obtain and, from time to time, enforce patents, copyrights, trade secrets and other rights and protection relating to the Work Product, and to that end, Mr. Thomas will execute all documents for use in applying for and obtaining such patents, copyrights, trade secrets and other rights and protection with respect to such Work Product as the Company may desire, together with any assignments thereof to the Company or persons designated by it. Mr. Thomas' obligations to assist the Company in obtaining and enforcing patents, copyrights, trade secrets and other rights and protection relating to the Work Product shall continue beyond the Term of Employment.

(d) If and to the extent that any preexisting rights of Mr. Thomas are embodied or reflected in the Work Product, Mr. Thomas hereby grants to the Company the irrevocable, perpetual, non-exclusive, worldwide, royalty-free right and license to (i) use, execute, reproduce, display, perform and distribute copies of and prepare derivative works based upon such preexisting rights and any derivative works thereof and (ii) authorize others to do any or all of the foregoing.

(e) Mr. Thomas acknowledges that certain of the material and information related to the products, consulting techniques or other business affairs of the Company and its affiliates, including the business affairs of the Company's customers and clients which have or will come into Mr. Thomas' possession or knowledge in connection with the performance of this Agreement, consists of confidential and proprietary data of the Company, its Affiliates and clients (collectively, "Confidential Information"), disclosure of which to, or use by, third parties would be damaging to the Company or its clients. Mr. Thomas agrees to hold such Confidential Information in strictest confidence and agrees not to release such information to any person other than Company employees, and to Company employees only if such employees (in the judgment of Mr. Thomas) have a need for such knowledge. Mr. Thomas further agrees not to make use of Confidential Information for Mr. Thomas' own benefit or for the benefit of any third parties, other than for the performance of this Agreement, and not to release or disclose the Confidential Information to any other party either during the term of this Agreement or after the termination of this Agreement. In the event of any breach of this confidentiality obligation, Mr. Thomas acknowledges that the Company would have no adequate remedy at law, since the harm caused by such a breach would not be easily measured and compensated for in the form of damages, and hereby waives his right to contest any equitable relief sought by the Company, other than Mr. Thomas' right to contest the question of whether a breach has occurred.

8. General Provisions.

8.1 Notices. All notices, requests, demands, or other communications with respect to this Agreement shall be in writing and shall be personally delivered, telecopied, or mailed, postage prepaid, certified or registered mail, or delivered by a nationally recognized express courier service, charges prepaid, to the following addresses (or such other addresses as the parties may specify from time to time in accordance with this Section):

Mr. Thomas:            3510 Turtle Creek Boulevard
                       Dallas, TX  75219

The Company:           Thomas Group, Inc.
                       5215 North O'Connor Boulevard
                       Suite 2500
                       Irving, TX  75039

Any such notice shall, when sent in accordance with the preceding sentence, be deemed to have been given and received (i) on the day personally delivered or telecopied, (ii) on the third day following the date mailed, or (iii) 24 hours after shipment by such courier service.

8.2 Entire Agreement. This Agreement, together with Exhibit I hereto, supersedes any and all other agreements, either oral or written between the parties hereto with respect to the employment of Mr. Thomas by the Company and contains all of the covenants and agreements between the parties with respect to such employment.

8.3 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

8.4 Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach.

8.5 Severability. The provisions of this Agreement are severable, and if any one or more provisions may be determined to be judicially unenforceable and/or invalid by a court of competent jurisdiction, in whole or in part, the remaining provisions shall nevertheless be binding, enforceable and in full force and effect.

8.6 Titles and Headings. The titles and headings of the various sections hereof are intended solely for convenience of reference and not intended for any purpose whatsoever to explain, modify or place any construction upon any of the provisions of this Agreement.

8.7 Attorneys' Fees. In the event any of the parties hereto brings suit against the other party hereto, based upon or arising out of a breach or violation of this Agreement, or in the event of an arbitration hearing based upon or arising out of a breach or violation of this Agreement, each party agrees that the party who is successful on the merits, upon final adjudication from which no further appeal can be taken or is taken within the time allowed by law, shall be entitled to recover his or its reasonable attorneys' fees and expenses from the other party.

8.8 Benefit and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that nothing contained in this Section 8.8 shall impair Mr. Thomas' rights under Section 6.2(d), if the successor or assign of the Company became such upon the occurrence of a Change in Control. Notwithstanding anything herein to the contrary, Mr. Thomas shall not assign any of his rights or obligations under this Agreement.

8.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one agreement.

8.10 Reliance on Authority of Person Signing Agreement. The individual signing this Agreement on behalf of the Company warrants that such execution has been duly authorized by the Company. The execution and performance of this Agreement by each party has been duly authorized by all applicable laws and regulations and (in the case of the Company) all necessary corporate action, and this Agreement constitutes the valid and enforceable obligation of each party in accordance with its terms.

8.11 Amendments. Amendments to any section of this Agreement shall not be effective unless agreed to in writing by the parties hereto. This Agreement, including this provision against oral modification, shall not be amended, modified or terminated except in a writing signed by each of the parties to this Agreement, and no waiver of any provision of this Agreement shall be effective unless in a writing duly signed by the party sought to be bound.

9. Certain Tax Provisions. Mr. Thomas acknowledges and agrees that all payments and benefits made or provided to Mr. Thomas pursuant to the terms hereof which are required by applicable federal, state or local laws to be subject to withholding for income taxes, shall be so subject.

IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement effective as of the date first above written.

MR. THOMAS

/s/ Philip R. Thomas
-------------------------------
Philip R. Thomas, individually


THOMAS GROUP, INC.


By: /s/ Alexander W. Young
   -----------------------
Name:  Alexander W. Young
Title: President and Chief Operating Officer


On Behalf of the Committee:

/s/ General John T. Chain , Jr.
-------------------------------
General John T. Chain, Jr.

                      SUPERCEDED BY THE FOLLOWING ADDENDUM

                                    EXHIBIT I
                               RETIREMENT BENEFITS

For purposes of the following table, "FAE," or final average earnings, is defined as the average of annual cash compensation (base salary and incentive compensation) paid to Mr. Thomas over the period of January 1, 1998 to December 31, 2005; provided, that if Mr. Thomas' employment is terminated (1) as provided in Section 6.1(g) following the occurrence of a Change in Control or (2) as provided in Section 6.1(b), the calculation of FAE would be made only through the year prior to the year in which the termination occurred (as an average for those years during which Mr. Thomas was employed hereunder).

------------------------------------------------------------------------------------------------
  IF MR. THOMAS' EMPLOYMENT ENDS        THE RETIREMENT BENEFIT TO WHICH MR. THOMAS WOULD BE
     DURING THIS TIME FRAME:                                   ENTITLED: *
------------------------------------------------------------------------------------------------
 January 2, 1998 through                  A lifetime nonqualified cash payment calculated
    December 31, 1998                     in the form of a single-life annuity equal to the
                                              greater of (a) $600,000 or (b) incentive
                                            compensation earned by Mr. Thomas premised
                                           upon financial performance of the Company in
                                                              fiscal 1997.
------------------------------------------------------------------------------------------------
 January 1, 1999 through                  A lifetime nonqualified cash payment calculated
    December 31, 1999                    in the form of a single-life annuity equal to 60%
                                                                 of FAE.
------------------------------------------------------------------------------------------------
 January 1, 2000 through                  A lifetime nonqualified cash payment calculated
    December 31, 2000                    in the form of a single-life annuity equal to 60%
                                                                 of FAE.
------------------------------------------------------------------------------------------------
 January 1, 2001 through                  A lifetime nonqualified cash payment calculated
    December 31, 2001                    in the form of a single-life annuity equal to 60%
                                                                 of FAE.
------------------------------------------------------------------------------------------------
 January 1, 2002 through                  A lifetime nonqualified cash payment calculated
    December 31, 2002                    in the form of a single-life annuity equal to 60%
                                                                 of FAE.
------------------------------------------------------------------------------------------------
 January 1, 2003 through                  A lifetime nonqualified cash payment calculated
    December 31, 2003                    in the form of a single-life annuity equal to 60%
                                                                 of FAE.
------------------------------------------------------------------------------------------------
 January 1, 2004 through                  A lifetime nonqualified cash payment calculated
    December 31, 2004                    in the form of a single-life annuity equal to 60%
                                                                 of FAE.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 January 1, 2004 through                  A lifetime nonqualified cash payment calculated
    December 31, 2005                    in the form of a single-life annuity equal to 60%
                                                                 of FAE.
------------------------------------------------------------------------------------------------

-------------

* Prior to commencement of the benefit for any time frame, Mr. Thomas may make an election, to choose a different form of payment in order that his spouse may continue to receive payments after his death. Should he make such an election, the form of payment is called a "joint and survivor annuity," and the amount of the payment would be actuarially reduced. BY EXECUTION OF THIS AGREEMENT, MR. THOMAS HEREBY MAKES SUCH ELECTION.


                                 ---------------


Additionally, the Company shall either (a) make payment of premiums to continue the Company-provided medical and dental insurance coverage on Mr. Thomas and his spouse as in effect as of the date of retirement, for the remainder of Mr. Thomas' and his spouse's life, or (b) purchase policies providing substantially the same coverage, and for the same time frames.

                        ADDENDUM TO EMPLOYMENT AGREEMENT


1. Section 1.3 is amended to add a parenthetical following the word "misconduct," such that the provision now reads as follows:

     ""Cause" shall mean that as determined in good faith by the Board of Directors, Mr. Thomas has engaged in any act of misconduct (for the time frame following January 2, 1998) which is materially injurious to the Company or its business."

2.   Section 4.7(f) has been deleted.

3. The third sentence of Section 6.1(b) has been amended, such that the sentence now reads as follows:

     "Additionally, if Company revenues and EPS do not exceed the thresholds set forth in the following table for each of three consecutive fiscal years, then at the end of the third such year, the employment of Mr. Thomas under this Agreement shall be terminated."

4.   Section 6.2(a) has been amended in its entirety, to read as follows:

     "In the event Mr. Thomas' employment is terminated, Mr. Thomas shall be entitled to the termination benefits set forth on Exhibit I."

5.   Sections 6.2(c) and (d) have been deleted.

6.   Section 7.1(b)(2) has been amended to read as follows:

     "Following the termination of Mr. Thomas's employment with the Company, Mr. Thomas may do the following: (a) undertake activities in connection with the use of Total Cycle TimeTM methodology, including speeches on the subject of Total Cycle Time, for a fee or otherwise, and (b) serve as a finder for the Company per the standard form of written agreement for finders (a sample of which is attached as Exhibit II), and may serve as a TGI Licensee to personally render time-based management consulting services per the standard form of written agreement for such licensees (a sample of which is attached as Exhibit III). In the event Mr. Thomas is to serve as a TGI Licensee, the references in the standard form of written agreement to "TCT(R) programs having a potential revenue stream greater than $500,000 per 12-month period" shall be amended to read "TCT(R) programs having a potential revenue stream greater than $1,000,000 per 12-month period. The provisions of this paragraph are subject to the limitations in Section 7.1(b)(1) immediately above."

7.   Exhibit I to the Employment Agreement reads in its entirety as follows:

                                    EXHIBIT I
                              TERMINATION BENEFITS


                                    ARTICLE 1


If Mr. Thomas' employment with the Company is terminated, Mr. Thomas shall be entitled to termination benefits in accordance with the following schedule:

-----------------------------------------------------------------------------------------
TERMINATION SCENARIO         BENEFIT          TIMING OF BENEFIT    TREATMENT OF OPTIONS
                                                   PAYMENTS               VESTING
-----------------------------------------------------------------------------------------
                         A one-time cash                            All options granted
 Change in Control      payment calculated                             to date under
                       as 3.0 times annual                            Section 4.7 are
                        base compensation    On the first day of       automatically
                                             the month following    accelerated, fully
                               PLUS              the date Mr.           vested, and
                                              Thomas' employment    exercisable in full
                          A cash payment     with the Company is     for the remaining
                        calculated in the         terminated       term of such options
                       form of a joint and
                         survivor annuity
                        equal to $600,000
                          (the "$600,000
                           annuity" (1)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
TERMINATION SCENARIO         BENEFIT          TIMING OF BENEFIT    TREATMENT OF OPTIONS
                                                   PAYMENTS               VESTING
-----------------------------------------------------------------------------------------
                                                                    All options granted
     Disability          A one-time cash     On the first day of       to date under
                        payment calculated   the month following      Section 4.7 are
                       as 3.0 times annual       the date Mr.          automatically
                        base compensation     Thomas' employment    accelerated, fully
                                             with the Company is        vested, and
                                                  terminated        exercisable in full
                                                                     for the remaining
                                                                   term of such options
-----------------------------------------------------------------------------------------
                                                                    All options granted
        Death            A one-time cash     On the first day of       to date under
                        payment calculated   the month following      Section 4.7 are
                       as 3.0 times annual       the date Mr.          automatically
                        base compensation     Thomas' employment    accelerated, fully
                                             with the Company is        vested, and
                                                  terminated        exercisable in full
                                                                     for the remaining
                                                                   term of such options
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
TERMINATION SCENARIO         BENEFIT          TIMING OF BENEFIT    TREATMENT OF OPTIONS
                                                   PAYMENTS               VESTING
-----------------------------------------------------------------------------------------
                                             On the first day of    All options granted
 By Mr. Thomas, with     A one-time cash     the month following       to date under
     Good Reason        payment calculated       the date Mr.         Section 4.7 are
                       as 3.0 times annual    Thomas' employment       automatically
                        base compensation    with the Company is    accelerated, fully
                                                  terminated            vested, and
                                                                    exercisable in full
                                                                     for the remaining
                                                                   term of such options
-----------------------------------------------------------------------------------------
                                             On the first day of    All options granted
   By the Company,       A one-time cash     the month following       to date under
    without Cause       payment calculated       the date Mr.         Section 4.7 are
                       as 3.0 times annual    Thomas' employment       automatically
                        base compensation    with the Company is    accelerated, fully
                                                  terminated            vested, and
                                                                    exercisable in full
                                                                     for the remaining
                                                                   term of such options
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
TERMINATION SCENARIO         BENEFIT          TIMING OF BENEFIT    TREATMENT OF OPTIONS
                                                   PAYMENTS               VESTING
-----------------------------------------------------------------------------------------
                                                                    All options (which
   By Mr. Thomas,               0                    N/A             to date have been
 without Good Reason                                                granted and vested
                                                                    under Section 4.7)
                                                                            are
                                                                       automatically
                                                                    accelerated, fully
                                                                        vested, and
                                                                    exercisable in full
                                                                     for the remaining
                                                                   term of such options
-----------------------------------------------------------------------------------------
                                                                    All options (which
 By the Company, for            0                    N/A             to date have been
        Cause                                                       granted and vested
                                                                    under Section 4.7)
                                                                            are
                                                                       automatically
                                                                    accelerated, fully
                                                                        vested, and
                                                                    exercisable in full
                                                                     for the remaining
                                                                   term of such options
-----------------------------------------------------------------------------------------


(1) The $600,000 annuity payment obligation shall not be an obligation of the Company, and shall only be an obligation of any successor in the event of a Change in Control. Reference Article 3 of this Exhibit I. Unless otherwise elected by Mr. Thomas, the $600,000 annuity shall be distributed to Mr. Thomas and his wife in the form of a joint and survivor annuity for the life of Mr. Thomas and his wife. Any election to change the form of distribution must be in writing and received by a successor entity in the event of a Change in Control, on or prior to the date the $600,000 annuity payments commence.

                                    ARTICLE 2

                           MEDICAL AND DENTAL COVERAGE

If Mr. Thomas' employment with the Company is terminated, the Company shall, for the remainder of Mr. Thomas' life and his wife's life, either (a) continue to make payment of premiums to continue the Company-provided medical and dental insurance coverage on Mr. Thomas and his wife as in effect as of the date of termination, or (b) purchase policies providing substantially the same coverage for Mr. Thomas and his wife as existed immediately prior to the date of termination.


                                    ARTICLE 3

                                 BINDING EFFECT

The terms of this Exhibit I shall be binding upon and inure to the benefit of and be enforceable by the Company and Mr. Thomas and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to Mr. Thomas, expressly to assume and agree to perform the terms of this Exhibit I in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Employment Agreement this 31st day of March, 1998.

MR. THOMAS


/s/ Philip R. Thomas
------------------------------
Philip R. Thomas, individually


THOMAS GROUP, INC.


By: /s/ J. Thomas Williams
   ---------------------------
Name:  J. Thomas Williams
Title:  President and Chief Operating Officer


On Behalf of the Committee:


/s/ General John T. Chain, Jr.
------------------------------
General John T. Chain, Jr.